UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 22, 2006
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
PSEG POWER LLC
(Exact name of registrant as specified in its charter)

Delaware	000-49614	22-3663480

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)

New Jersey	000-32503	42-1544079

(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information contained in Item 8.01 Other Information in this combined Form 8-K is separately furnished, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.
Item 8.01 Other Information
     As previously disclosed, on June 22, 2006, PSEG and Exelon Corporation (Exelon) issued a joint press release concerning a settlement with the Antitrust Division of the U.S. Department of Justice with respect to the proposed merger of Exelon and PSEG. Attached as Exhibits to this Current Report on Form 8-K are the settlement documents, including the Hold Separate Stipulation and Order (Exhibit 99.1), the Proposed Final Judgment (Exhibit 99.2), and the related Complaint (Exhibit 99.3).
     The statements contained in this communication about PSEG and its subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although PSEG believes that its expectations are based on reasonable assumptions, it gives no assurance they will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in PSEG’s, PSE&G’s, Power’s and Energy Holdings’ Annual Reports on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC). A discussion of other risks associated with the proposed merger with Exelon Corporation is included in the definitive joint proxy statement/prospectus that Exelon filed with the SEC. These documents address in further detail PSEG's business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent estimates only as of today and should not be relied upon as representing estimates as of any subsequent date. While PSEG may elect to update forward-looking statements from time to time, it specifically disclaims any obligation to do so, even if estimates change, unless otherwise required by applicable securities laws.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1       Hold Separate Stipulation and Order
Exhibit 99.2       Proposed Final Judgment
Exhibit 99.3       Complaint

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)
Date: June 22, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)
Date: June 22, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.
PSEG POWER LLC
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)
Date: June 22, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.
PSEG ENERGY HOLDINGS L.L.C.
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Controller
(Principal Accounting Officer)
Date: June 22, 2006